SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

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DREYFUS VARIABLE INVESTMENT FUND
Balanced Portfolio

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DREYFUS VARIABLE INVESTMENT FUND
BALANCED PORTFOLIO

Notice of Special Meeting of Shareholders

To the Shareholders:

          A Special Meeting of Shareholders of the Balanced Portfolio (the "Portfolio") of Dreyfus Variable Investment Fund (the "Fund"), will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New York, New York, on November 18, 2004 at 3:30 p.m., for the following purposes:

1.	To approve a new Sub-Investment Advisory Agreement between The Dreyfus Corporation and Wisconsin Capital Management, Inc.

2.	To change the Portfolio's investment objective (subject to approval of Proposal 1).

3.	To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

          Shareholders of record at the close of business on September 22, 2004 will be entitled to receive notice of and to vote at the meeting.

          Shares of the Portfolio have been offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies (collectively referred to as the "Policies"). Portfolio shares held in separate accounts which are attributable to the Policies will be voted by the respective insurance company in accordance with instructions received from the owners of the Policies. This Notice of Special Meeting of Shareholders and the accompanying proxy statement and voting instruction form are being delivered to Policy owners so that they may instruct their insurance company as to the manner in which the Portfolio shares held by their Policies should be voted at the meeting.

By Order of the Board Michael A. Rosenberg Secretary

New York, New York
September 29, 2004

DREYFUS VARIABLE INVESTMENT FUND
BALANCED PORTFOLIO

PROXY STATEMENT

Special Meeting of Shareholders
to be held on Thursday, November 18, 2004

          This proxy statement is furnished in connection with a solicitation of proxies by the Board of Dreyfus Variable Investment Fund (the "Fund"), on behalf of its series, Balanced Portfolio (the "Portfolio"), to be used at the Special Meeting of Shareholders of the Portfolio to be held on November 18, 2004 at 3:30 p.m., at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New York, New York, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholders of record at the close of business on September 22, 2004 are entitled to receive notice of and to vote at the meeting. Shareholders are entitled to one vote for each Portfolio share held and fractional vote for each fractional Portfolio share held. Holders of Initial shares and Service shares will vote together on the proposal. As of August 31, 2004, 6,518,994 shares of the Portfolio's beneficial interests were issued and outstanding.

          It is estimated that proxy materials will be mailed to shareholders of record on or about September 29, 2004. The Fund's principal executive offices are located at 200 Park Avenue, New York, New York 10166. Copies of the Portfolio's most recent Annual Report is available upon request, without charge, by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, Attention: Institutional Servicing, or by calling toll-free 1-800-554-4611.

          Shares of the Portfolio have been offered only to separate accounts established by insurance companies ("Participating Insurance Companies") to fund variable annuity contracts and variable life insurance policies (collectively referred to as the "Policies"). As the owner of all of the assets held in such separate accounts, the Participating Insurance Companies are the record owners of the Portfolio's shares. However, pursuant to applicable laws, Portfolio shares held in a separate account which are attributable to Policies will be voted by the relevant Participating Insurance Company in accordance with instructions received from the holders of the Policies ("Policyowners"). Participating Insurance Companies have agreed to solicit instructions from Policyowners holding Portfolio shares in the relevant separate account as of September 22, 2004 and to vote by proxy the shares at the meeting according to such instructions. To be effective, voting instructions must be received by Participating Insurance Companies prior to the close of business on November 17, 2004. Such instructions may be revoked at any time prior to the meeting by written notice of revocation or another voting instructions form delivered to the relevant Participating Insurance Company.

          Participating Insurance Companies will vote by proxy (i) Portfolio shares as to which no timely instructions are received, (ii) Portfolio shares owned exclusively by the relevant Participating Insurance Company or its affiliates, and (iii) Portfolio shares held in the separate account representing charges imposed by the relevant Participating Insurance Company against the separate account for or against the proposal in the same proportion as the voting instructions received from Policyowners. Additional information regarding voting instruction rights is provided in the prospectus or statement of additional information for the Policies.

PROPOSAL 1: TO APPROVE A SUB-INVESTMENT ADVISORY AGREEMENT
BETWEEN THE DREYFUS CORPORATION AND
WISCONSIN CAPITAL MANAGEMENT, INC.

Introduction

          The Dreyfus Corporation ("Dreyfus") currently serves as the Portfolio's investment adviser pursuant to an Investment Advisory Agreement, dated August 24, 1994, as amended, January 31, 1997 (the "Advisory Agreement"), with the Fund pursuant to which Dreyfus provides the day-to-day management of the Portfolio's investments. The Advisory Agreement was last approved by shareholders of the Portfolio on August 22, 1994, in connection with the merger of Dreyfus and a subsidiary of Mellon Financial Corporation ("Mellon"). The Advisory Agreement was most recently renewed by the Board on June 17, 2004. Under the Advisory Agreement, the Portfolio pays Dreyfus an advisory fee at an annual rate of 0.75% of the value of the Portfolio's average daily net assets.*

*	Portfolio fees and expenses do not reflect any fees or charges imposed by Participating Insurance Companies under their Policies.

          It is proposed that Dreyfus enter into a Sub-Investment Advisory Agreement (the "Sub-Advisory Agreement") with Wisconsin Capital Management, Inc. ("Wisconsin Capital"), pursuant to which Wisconsin Capital would serve as the Portfolio's sub-investment adviser and provide day-to-day management of the Portfolio's investments under the supervision of Dreyfus. Under the proposed arrangement, Dreyfus would pay Wisconsin Capital, out of the fee Dreyfus receives from the Portfolio, a sub-advisory fee at the annual rate of 0.25% of the value of the Portfolio's average daily net assets up to $300 million and 0.20% of the value of such assets in excess of $300 million. If approved by shareholders, the proposed arrangement will not increase the annual rate of advisory fees paid by the Portfolio.

          At a meeting held on August 19, 2004, the Fund's Board, including a majority of the Board members who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund, (i) approved the entry by Dreyfus into the Sub-Advisory Agreement with Wisconsin Capital, and (ii) directed that the Sub-Advisory Agreement be submitted to Portfolio shareholders at this meeting.

Description of the Advisory Agreement

          Under the terms of the Advisory Agreement, Dreyfus provides investment management to the Portfolio in accordance with its investment objectives and policies, subject to the authority of the Fund's Board under Massachusetts law. In connection therewith, Dreyfus obtains and provides investment research and supervises the Portfolio's investments and conducts (or, if the Sub-Advisory Agreement is approved, will supervise) a continuous program of investment, evaluation and, if appropriate, sale and reinvestment, of the Portfolio's assets. In addition, Dreyfus supplies office facilities (which may be in its own offices), data processing services, clerical, accounting and bookkeeping services, internal auditing and legal services, internal executive and administrative services, and stationery and office supplies; prepares reports to shareholders, tax returns, reports to and submits filings with the Securities and Exchange Commission (the "SEC") and state Blue Sky authorities; calculates the net asset value of the Portfolio's shares; and generally assists in all aspects of the Portfolio's operations. During the fiscal year ended December 31, 2003, the Portfolio paid Dreyfus $647,937 in advisory fees.

          Dreyfus bears all expenses in connection with the performance of its services under the Advisory Agreement and will pay the sub-investment advisory fee to Wisconsin Capital if the Sub-Advisory Agreement is approved. All other expenses incurred in the operation of the Fund (other than those to be borne by Wisconsin Capital or any other Fund portfolio's sub-investment adviser) are borne by the Fund, except to the extent specifically assumed by Dreyfus. The expenses borne by the Fund include, without limitation: taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of Dreyfus or any portfolio's sub-investment adviser or any of their affiliates, SEC fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining the Fund's existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and meetings, and any extraordinary expenses. Expenses attributable to a particular Fund portfolio are charged against the assets of that portfolio; other expenses of the Fund are allocated among the Fund's portfolios on the basis determined by the Fund's Board, including, but not limited to, proportionately in relation to the net assets of each portfolio.

          The Advisory Agreement provides that neither Dreyfus nor, if approved by shareholders, Wisconsin Capital shall be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio, except for any liability by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or reckless disregard in the performance of their obligations and duties under the Advisory Agreement or the Sub-Advisory Agreement, as applicable.

          The Advisory Agreement may be terminated, as to the Portfolio, without penalty (i) on 60 days' notice by the Fund's Board or by vote of the holders of a majority of the Portfolio's shares, or (ii) upon not less than 90 days' notice by Dreyfus. The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Description of the Sub-Advisory Agreement

          Under the terms of the proposed Sub-Advisory Agreement, Wisconsin Capital, subject to the supervision and approval of Dreyfus, would provide investment management to the Portfolio, as well as statistical information with respect to the investments which the Portfolio may hold or contemplate purchasing. In connection therewith, Wisconsin Capital will supervise the Portfolio's investments and conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Portfolio's assets. Under the proposed Sub-Advisory Agreement, Dreyfus (and not the Portfolio) is responsible for paying the sub-advisory fee to Wisconsin Capital.

          Wisconsin Capital will bear all expenses in connection with the performance of its services under the Sub-Advisory Agreement. All other expenses incurred in the operation of the Fund (other than those borne by Dreyfus) will be borne by the Fund, except to the extent specifically assumed by Wisconsin Capital. The expenses borne by the Fund are listed above under "Description of the Advisory Agreement."

          The Sub-Advisory Agreement would provide that Wisconsin Capital shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio or Dreyfus in the matters to which the Sub-Advisory Agreement relates, except for a loss resulting from Wisconsin Capital's willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard in the performance of its obligations and duties under the Sub-Advisory Agreement.

          The Sub-Advisory Agreement may be terminated without penalty (i) on 60 days' notice by Dreyfus, the Fund's Board or by vote of the holders of a majority of the Portfolio's shares, or, (ii) upon not less than 90 days' notice to the Fund and Dreyfus, by Wisconsin Capital. The Sub-Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon termination of the Advisory Agreement.

          A copy of the Sub-Advisory Agreement in the form being presented for approval, and as approved by the Board, is set forth as Exhibit A to this Proxy Statement.

Information Pertaining to Dreyfus

          Dreyfus, located at 200 Park Avenue, New York, New York 10166, is a wholly-owned subsidiary of Mellon. Founded in 1947, Dreyfus manages more than $158 billion in approximately 206 mutual fund portfolios.

          Dreyfus is the primary mutual fund business of Mellon, which is a publicly held global financial services company with approximately $3.6 trillion of assets under management, administration or custody, including approximately $675 billion under management. Mellon provides financial services for institutions, corporations and individuals, offering institutional asset management, mutual funds, private wealth management, asset servicing, human resources services and treasury services. Mellon is a global financial holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon is located at One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.

          Listed below, as of June 30, 2004, is each registered investment company for which Dreyfus acts as investment adviser or sub-investment adviser that has a similar investment objective and management policies as the Portfolio and the amount of each such company's net assets and the annual rate of fees payable to Dreyfus for such services by each company. In addition, the amount of fees or expenses, if any, Dreyfus has agreed to waive receipt of and/or assume, respectively, also is indicated below as a percentage of the company's average daily net assets.

------------------------------ ----------------------- -------------------------------------- ------------------------
                                    Approximate            Investment Advisory Fee as a
                                        Net               Percentage of Average Daily Net           Operating
Name of the Fund                       Assets                         Assets                       Expenses Cap
------------------------------ ----------------------- -------------------------------------- ------------------------
Dreyfus Premier Balanced Fund      $323.8 million                    1.00%*                           0.10%**
------------------------------ ----------------------- -------------------------------------- ------------------------
Dreyfus Premier Balanced           $500 million                      0.80%                            None
Opportunity Fund
------------------------------ ----------------------- -------------------------------------- ------------------------
Dreyfus Balanced Fund, Inc.        $127.3 million                    0.60%                            None
------------------------------ ----------------------- -------------------------------------- ------------------------

* Dreyfus Premier Balanced Fund pays Dreyfus a "unitary" fee, and, under that structure, Dreyfus pays all of the fund's expenses except brokerage fees, taxes, interest, fees and expenses of the non-interested Directors (including counsel expenses), Rule 12b-1 fees, and extraordinary expenses. Although Dreyfus does not pay for the fees and expenses of the non-interested Directors (including counsel expenses), Dreyfus is contractually required to reduce its fee by an amount equal to Dreyfus Premier Balanced Fund's allocable share of such fees and expenses.

** Dreyfus has agreed to waive receipt of a portion of Dreyfus Premier Balanced Fund's management fee, in the amount of 0.10% of the value of Dreyfus Premier Balanced Fund's average daily net assets, until consummation of an anticipated reorganization with Dreyfus Premier Balanced Opportunity Fund, or, if the reorganization does not occur, until April 4, 2005.

          Stephen E. Canter is the Chairman of the Board, Chief Executive Officer, and Chief Operating Officer of Dreyfus. The following persons also are officers and/or directors of Dreyfus: Michael G. Millard, President and a director; Stephen R. Byers, Chief Investment Officer, Vice Chairman and a director; J. Charles Cardona, Vice Chairman and a director; J. David Officer, Vice Chairman and a director; Steven G. Elliott, Senior Vice Chairman, Chief Financial Officer and director of Mellon, One Mellon Bank Center, Pittsburgh, Pennsylvania 15258; David F. Lamere, Vice Chairman of Mellon, One Mellon Bank Center, Pittsburgh, Pennsylvania 15258; Martin G. McGuinn, Chairman, Chief Executive Officer and director of Mellon, One Mellon Bank Center, Pittsburgh, Pennsylvania 15258; Richard W. Sabo, President, Chief Executive Officer and director of Founders Asset Management LLC, 2930 East Third Avenue, Denver, Colorado 80206; Ronald P. O'Hanley III, Vice Chairman and a director; Diane P. Durnin, Executive Vice President; Mark N. Jacobs, Executive Vice President, General Counsel and Secretary; Patrice M. Kozlowski, Senior Vice President-Corporate Communications; Lisa A. Fox, Vice President-Human Resources; Mary Beth Leibig, Vice President-Human Resources; Anthony Mayo, Vice President-Information Systems; Angela E. Price, Vice President; Theodore A. Schachar, Vice President-Tax; Alex G. Sciulli, Vice President; Wendy H. Strutt, Vice President; William H. Maresca, Controller; James Bitetto, Assistant Secretary; and Steven F. Newman, Assistant Secretary. The address of persons for whom an address is not listed is 200 Park Avenue, New York, New York 10166.

Information Pertaining to Wisconsin Capital

          Wisconsin Capital (formerly known as Thompson, Plumb & Associates, Inc.) is located at 1200 John Q. Hammons Drive, Madison, Wisconsin 53717. Since 1984, Wisconsin Capital has provided investment advice to individuals and institutional clients with substantial investment portfolios. As of June 30, 2004, Wisconsin Capital had approximately $900 million in assets under management. Thomas G. Plumb owns all of the outstanding shares of Wisconsin Capital and serves as its Chairman of the Board and President. Listed below, as of June 30, 2004, is the name of each registered investment company for which Wisconsin Capital acts as investment adviser or sub-investment adviser that has a similar investment objective and management policies as the Portfolio and the amount of its net assets and the annual rate of Wisconsin Capital's compensation for services to each such company.

----------------------------------------------------------------------------------------------------------------------
                                                      Approximate                 Sub-Investment Advisory Fee as a
                                                          Net                      Percentage of Average Daily Net
Name of the Fund                                        Assets                                 Assets
---------------------------------------- -------------------------------------- --------------------------------------
Dreyfus Premier Balanced Opportunity                  $500 million              .30% of the average daily net asset
Fund                                                                            value of such assets up to $300
                                                                                million; and

                                                                                .25% of the average daily net asset
                                                                                value of such assets in excess of
                                                                                $300 million
---------------------------------------- -------------------------------------- --------------------------------------

           Thomas G. Plumb is the President and Chairman of the Board of Wisconsin Capital. The following persons also are officers of Wisconsin Capital: Clint A. Oppermann, Vice President; Timothy R. O'Brien, Vice President; David B. Duchow, Vice President; Connie M. Redman, Vice President and Secretary; Kathryn L. Norton, Vice President; and Paul F. Leone, General Counsel & Chief Compliance Officer. Wm. O. Steinberg, George H. Austin, and Thomas E. Terry serve as independent directors of Wisconsin Capital. The address of each of the preceding individuals is 1200 John Q. Hammons Drive, Madison, Wisconsin 53717.

Portfolio Management

          Douglas Ramos, co-director of Dreyfus equity research, currently manages the Portfolio's asset allocation and the equity portion of its investments. The Dreyfus Taxable Fixed Income Team, which consists of sector specialists, currently collectively makes investment decisions for the fixed-income portion of the Portfolio's investments.

          If shareholders approve the Sub-Advisory Agreement, Mr. Ramos and the Dreyfus Taxable Fixed Income Team will no longer provide the day-to-day management of the Portfolio's investments; Thomas G. Plumb will serve as the Portfolio's primary portfolio manager. Since the end of December 2003, Mr. Plumb has been President and sole owner of Wisconsin Capital; prior thereto, he had been Vice President of Wisconsin Capital since co-founding it in June 1984. David B. Duchow, Timothy R. O'Brien and Clint A. Oppermann will serve as associate portfolio managers. Messrs. Duchow and O'Brien have each been a portfolio manager and investment analyst for Wisconsin Capital since 1992 and 1997, respectively. Mr. Oppermann has been vice president and director of research of Wisconsin Capital since November 2001, and, since August 1999, a portfolio manager for Wisconsin Capital.

          If the Sub-Advisory Agreement is approved by shareholders, Wisconsin Capital will manage the Portfolio's investments in a manner similar to the way it manages the investments of Dreyfus Premier Balanced Opportunity Fund (the "Balanced Opportunity Fund") – an open-end investment company managed by Dreyfus and sub-advised by Wisconsin Capital that is offered to the public. The investment policies, practices and limitations of the Balanced Opportunity Fund are similar, but not identical, to those of the Portfolio. The Portfolio's normal asset allocation is approximately 60% stocks and 40% fixed-income securities. The Balanced Opportunity Fund varies the mix of stocks and bonds from time to time, but normally allocates more than 50% of its assets to stocks and the remainder (at least 25%) to bonds and other fixed-income securities. Generally, the Balanced Opportunity Fund employs a more flexible approach to equity investing than the Portfolio. The equity component of the Balanced Opportunity Fund's portfolio is comprised of large company stocks, small company stocks, growth stocks, value stocks and stocks that exhibit characteristics of both investment styles. The Balanced Opportunity Fund invests principally in investment grade fixed-income securities (up to 5% of its assets may be invested in securities rated below investment grade).

          In addition, shareholders are being asked to approve a change to the Portfolio's investment objective so that, if the Sub-Advisory Agreement is approved, Wisconsin Capital will be able to manage the Portfolio's investments while seeking the same goal it currently seeks in managing the investments of the Balanced Opportunity Fund. The proposed investment objective is described below under "Proposal 2", and would be effective only if the Sub-Advisory Agreement is also approved by Portfolio shareholders.

Board Considerations

          In reaching its decision to approve unanimously the Sub-Advisory Agreement and to submit it to shareholders for their approval, the Board considered the following: (1) the nature, quality and scope of the services to be provided to the Portfolio by Dreyfus and Wisconsin Capital; (2) the representation that there would be no diminution in the scope and quality of the advisory and other services currently provided to the Portfolio; (3) Wisconsin Capital's investment approach in managing a "balanced" fund; (4) Wisconsin Capital's personnel, resources and experience in managing a "balanced" fund; (5) any ancillary benefits (which are described below) Dreyfus and Wisconsin Capital may receive from their relationship with the Fund; and (6) that the approval of the Sub-Advisory Agreement will not result in any increase in advisory fees to be paid by the Portfolio, as Wisconsin Capital will be paid by Dreyfus out of its fees received from the Portfolio.

          The Board also considered the relative performance of the Portfolio and the Balanced Opportunity Fund. The Board noted that the Balanced Opportunity Fund, under the investment management of Wisconsin Capital, has a significantly better performance record than the Portfolio. In addition, the Board reviewed the terms of a strategic arrangement between Dreyfus and Wisconsin Capital, which, among other things, provides that Dreyfus pay Wisconsin Capital a minimum amount of sub-investment advisory fees based on the assets of funds in the Dreyfus Family of Funds sub-advised by Wisconsin Capital. Because the assets of the Portfolio to be sub-advised by Wisconsin Capital would be used in the calculation of sub-investment advisory fees to be paid by Dreyfus to Wisconsin Capital, the approval of the Sub-Advisory Agreement could provide Dreyfus with economic benefits.

          The Board concluded that there would be no diminution in the scope and quality of the advisory and other services currently provided to the Portfolio, in fact, given the relative historical performance of the Portfolio compared to Wisconsin Capital's historical performance managing a "balanced" fund and the personnel and resources Wisconsin Capital has and intends to dedicate to such management of the Portfolio, the Board believed that having Wisconsin Capital sub-advise the Portfolio would be in the best interests of the Portfolio and its shareholders. Thus, given these determinations, when taken together with the other factors, the Board approved the Sub-Advisory Agreement and directed that it be submitted to Portfolio shareholders for approval at this meeting.

Vote Required and Board Members' Recommendation

           Approval of this Proposal requires the affirmative vote of (i) 67% of the Portfolio's outstanding voting securities present at the meeting, if the holders of more than 50% of the Portfolio's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the Portfolio's outstanding voting securities, whichever is less.

THE FUND'S BOARD, INCLUDING THE "NON-INTERESTED" BOARD MEMBERS,
RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE NEW
SUB-ADVISORY AGREEMENT BETWEEN DREYFUS AND WISCONSIN CAPITAL

PROPOSAL 2: TO CHANGE THE PORTFOLIO'S INVESTMENT OBJECTIVE

          If shareholders approve the Sub-Advisory Agreement between Dreyfus and Wisconsin Capital described above under "Proposal 1", Fund management proposes that shareholders also approve changing the Portfolio's investment objective. The proposed investment objective would be effective only if the Sub-Advisory Agreement described above under "Proposal 1" is also approved by shareholders.

          The Portfolio's current investment objective is long-term capital growth and current income. This objective is a fundamental policy that cannot be changed without shareholder approval. Under the proposed investment objective, the Portfolio would seek high total return through a combination of capital appreciation and current income. The proposed investment objective is the same as that of the Balanced Opportunity Fund. Management believes, and the Fund's Board concurs, that, although each objective arguably is substantially similar, changing the Portfolio's objective as proposed will enable Wisconsin Capital to manage the Portfolio's investments while seeking the same goal it currently seeks in managing the investments of the Balanced Opportunity Fund, without ambiguity as to the Portfolio's investment goal. (For a discussion of the Balanced Opportunity Fund's investment management policies, see "Portfolio Management" above under Proposal 1.) As a result, Wisconsin Capital should be able to provide more efficient portfolio management. The change is not expected to have a material effect on the Portfolio's average portfolio turnover rate, level of risk or volatility.

Vote Required and Board Members' Recommendation

          Approval of this Proposal requires the affirmative vote of (a) 67% of the Portfolio's outstanding voting securities present at the meeting, if the holders of more than 50% of the Portfolio's outstanding voting securities are present or represented by proxy, or (b) more than 50% of the Portfolio's outstanding voting securities, whichever is less.

THE FUND'S BOARD, INCLUDING THE "NON-INTERESTED" BOARD MEMBERS,
RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE
CHANGE TO THE PORTFOLIO'S INVESTMENT OBJECTIVE

ADDITIONAL INFORMATION

Service Providers

          Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as the Portfolio's distributor. For the fiscal year ended December 31, 2003, $56,141 was payable to the Distributor by the Portfolio with respect to its Service shares under the Fund's Distribution Plan, of which $30,462 was waived by the Distributor, resulting in $25,679 being paid to the Distributor by the Portfolio under such plan.

          Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of Dreyfus, is the Portfolio's transfer and dividend disbursing agent. For the fiscal year ended December 31, 2003, the Portfolio paid the Transfer Agent $62 in transfer agency fees.

Voting Information

          Shares represented by executed and unrevoked proxies will be voted in accordance with the specification made thereon, and if no voting instructions are given on such proxies, the shares will be voted 'FOR" the relevant proposal. If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, or is marked with an abstention (collectively, "abstentions"), the Portfolio shares represented thereby will be considered to be present at the meetings for purposes of determining the existence of a quorum for the transaction of business. Abstentions will not constitute a vote in favor of a proposal. For this reason, abstentions will have the effect of a "no" vote for the purpose of obtaining the requisite vote to approve a proposal.

          If a quorum is not present at the meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. In determining whether to adjourn the meeting, the following factors may be considered: the nature of the proposals, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "for" the proposals in favor of such adjournment, and will vote those proxies required to be voted "against" the proposals against any adjournment. A quorum is constituted by the presence in person or by proxy of the holders of at least thirty percent of the Portfolio's outstanding shares entitled to vote at the meeting.

Portfolio Share Ownership

          As of August 31, 2004, none of the Fund's Trustees and officers owned Portfolio shares.

          As of August 31, 2004, the following shareholders were known by the Fund to own of record and beneficially 5% or more of the Portfolio's outstanding voting securities. Under the 1940 Act, a shareholder that beneficially owns, directly or indirectly, more than 25% of the Fund's total outstanding shares may be deemed a "control person" (as defined in the 1940 Act) of the Fund.

                                                           Percent of
               Name and Address                         Portfolio Shares
                of Shareholder                            Outstanding
               ----------------                         ----------------
Transamerica Occidental Life Insurance Company             78.6400%
  Company                                                  (Initial shares)
Separate Account VA-2L
Accounting Department
4333 Edgewood Road, NEW
Cedar Rapids, IA  52499-0001

First Transamerica Life Insurance Company                  21.3600%
Separate Account VA-2LNY                                   (Initial shares)
Accounting Department
4333 Edgewood Road, NE
Cedar Rapids, IA  52499-0001

First Transamerica Life Insurance Company                  93.4918%
Separate Account VA-2LNY                                   (Service shares)
Accounting Department
4333 Edgewood Road, NE
Cedar Rapids, IA  52499-0001

Transamerica Financial Life Insurance Co.                  6.5082%
Attn:  FMG Operational Acctg.-MS4410                       (Service shares)
4333 Edgewood Road, NE
Cedar Rapids, IA  52499-0001

          The proportionate voting policy described in this proxy statement may result in certain Policyowners' instructions affecting the vote of 5% or more of the Portfolio's total outstanding shares. These particular Policyowners and the percentage of votes which their instructions may affect will depend upon the number of shares attributable to Policyowners that provide instructions and to Policyowners that do not.

Board Members and Officers of the Fund

Board Members of the Fund1

Name (Age)                          Principal Occupation
Position with Fund (Since)          During Past 5 Years                  Other Board Membership and Affiliations
--------------------------          --------------------                 ---------------------------------------

Joseph S. DiMartino (61)            Corporate Director and Trustee       The Muscular Dystrophy Association, Director
Chairman of the Board (1995)                                             Levcor International, Inc., an apparel
                                                                         fabric processor, Director
                                                                         Century Business Services, Inc., a provider
                                                                           of outsourcing functions for small and
                                                                           medium size companies, Director
                                                                         The Newark Group, a provider of a national
                                                                           market of paper recovery facilities,
                                                                           paperboard mills and paperboard
                                                                           converting plants, Director

David P. Feldman (64)               Corporate Director and Trustee       BBH Mutual Funds Group (11 funds),
Board Member (1994)                                                      Director
                                                                         The Jeffrey Company, a private investment
                                                                           company, Director
                                                                         QMED, a medical devise company, Director

James F. Henry (73)                 President, CPR Institute for
Board Member (1990)                   Dispute Resolution, a non-profit
                                      organization principally engaged
                                      in the development of
                                      alternatives to business
                                      litigation (Retired 2003)

Rosalind Gersten Jacobs(78)         Merchandise and marketing
Board Member (1990)                   consultant

Dr. Paul A. Marks (77)              President and Chief Executive        Lazard Freres & Co., LLC, Senior Adviser
Board Member (1990)                   Officer of Memorial                Merck, Consultant
                                      Sloan-Kettering Cancer Center      Pfizer, Inc., pharmaceutical company,
                                      (Retired 1999)                       Director-Emeritus

Dr. Martin Peretz (64)              Editor-in-Chief of The New           Academy for Liberal Education, an
Board Member (1990)                   Republic Magazine                    accrediting agency for colleges and
                                      Lecturer in Social Studies at        universities certified by the U.S.
                                      Harvard University (1965-2001)       Department of Education, Director
                                      Co-Chairman of TheStreet.com, a    Digital Learning Group, LLC., an online
                                      financial daily on the web          publisher of college textbooks, Director
                                                                         Harvard Center for Blood Research, Trustee
                                                                         Bard College, Trustee
                                                                         YIVO Institute for Jewish Research, Trustee

Bert W. Wasserman (71)              Financial Consultant                 Lillian Vernon Corporation, Director
Board Member (1993)

1	None of the Board members are "interested persons" of the Fund, as defined in the 1940 Act.

Officers of the Fund

STEPHEN E. CANTER, President since March 2000. Chairman of the Board, Chief Executive Officer and Chief Operating Officer of
Dreyfus, and an officer of 97 investment companies (comprised of 190 portfolios) managed by Dreyfus. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 58 years old, and has been an employee of Dreyfus since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002. Chief Investment Officer, Vice Chairman and a director of
Dreyfus, and an officer of 97 investment companies (comprised of 190 portfolios) managed by Dreyfus. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 50 years old and has been an employee of Dreyfus since January 2000. Prior to joining Dreyfus, he served as an Executive Vice President – Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, Vice President since March 2000 . Executive Vice President, Secretary, and General Counsel of Dreyfus, and an
officer of 98 investment companies (comprised of 206 portfolios) managed by Dreyfus. He is 58 years old and has been an employee of Dreyfus since June 1977.

MICHAEL A. ROSENBERG, Secretary since March 2000. Associate General Counsel of Dreyfus, and an officer of 95 investment companies (comprised of 199 portfolios) managed by Dreyfus. He is 44 years old and has been an employee of Dreyfus since October 1991.

STEVEN F. NEWMAN, Assistant Secretary since March 2000. Associate General Counsel and Assistant Secretary of Dreyfus, and an
officer of 98 investment companies (comprised of 206 portfolios) managed by Dreyfus. He is 54 years old and has been an employee of Dreyfus since July 1980.

ROBERT R. MULLERY, Assistant Secretary since March 2000. Associate General Counsel of Dreyfus, and an officer of 26 investment companies (comprised of 58 portfolios) managed by Dreyfus. He is 52 years old and has been an employee of Dreyfus since May 1986.

JAMES WINDELS, Treasurer since November 2001. Director – Mutual Fund Accounting of Dreyfus, and an officer of 98 investment companies (comprised of 206 portfolios) managed by Dreyfus. He is 45 years old and has been an employee of Dreyfus since April 1985.

RICHARD CASSARO, Assistant Treasurer since August 2003. Senior Accounting Manager - Equity Funds of Dreyfus, and an officer of
26 investment companies (comprised of 101 portfolios) managed by Dreyfus. He is 44 years old and has been an employee of Dreyfus since September 1982.

ROBERT ROBOL, Assistant Treasurer since August 2003. Senior Accounting Manager - Money Market Funds of Dreyfus, and an officer of 39 investment companies (comprised of 85 portfolios) managed by Dreyfus. He is 40 years old and has been an employee of Dreyfus since October 1988.

ROBERT SVAGNA, Assistant Treasurer since December 2002. Senior Accounting Manager – Equity Funds of Dreyfus, and an officer of
25 investment companies (comprised of 102 portfolios) managed by Dreyfus. He is 36 years old and has been an employee of Dreyfus since November 1990.

ERIK D. NAVILOFF, Assistant Treasurer since December 2002. Senior Accounting Manager – Tax Fixable Income Funds of Dreyfus, and
an officer of 19 investment companies (comprised of 74 portfolios) managed by Dreyfus. He is 35 years old and has been an employee of Dreyfus since November 1992.

KENNETH SANDGREN, Assistant Treasurer since November 2001. Mutual Funds Tax Director of Dreyfus, and an officer of 98 investment companies (comprised of 206 portfolios) managed by Dreyfus. He is 49 years old and has been an employee of Dreyfus since June 1993.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since September 2002. Vice President and Anti-Money Laundering
Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 197 portfolios) managed by Dreyfus. He is 33 years old and has been an employee of the Distributor since October 1998.

          The address of each Board member and officer of the Fund is 200 Park Avenue, New York, New York 10166.

*    *    *    *    *

Other Matters

          The Fund's Board is not aware of any other matter which may come before the meeting. However, should any such matter properly come before the meeting, it is the intention of the proxy holders to vote their proxies in accordance with their judgment on such matter.

          Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to this meeting, if any, must submit such proposals a reasonable period of time before the Fund begins to print and mail the proxy materials for such meeting.

          The Fund will bear the cost of printing and mailing proxy statements and all other costs involved in this solicitation. In addition to the use of the mails, proxies may be solicited personally, by telephone or facsimile.

IT IS IMPORTANT THAT VOTING INSTRUCTIONS BE RETURNED PROMPTLY. THEREFORE, POLICYOWNERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE FORM OF VOTING INSTRUCTIONS IN THE ENCLOSED STAMPED ENVELOPE.

Dated: September 29, 2004

EXHIBIT A

SUB-INVESTMENT ADVISORY AGREEMENT

THE DREYFUS CORPORATION
200 Park Avenue
New York, New York 10166

December 1, 2004

Wisconsin Capital Management, Inc.
1200 John Q. Hammons Drive
Madison, Wisconsin 53717

Ladies and Gentlemen:

          As you are aware, Dreyfus Variable Investment Fund (the "Fund"), currently consisting of twelve series, desires to employ the capital of its series named on Schedule 1 hereto, as such Schedule may be revised from time to time (each, a "Series"), by investing and reinvesting the same in investments of the type and in accordance with the limitations specified in the Fund's charter documents and in its Prospectus and Statement of Additional Information as from time to time in effect, copies of which have been or will be submitted to you, and in such manner and to such extent as from time to time may be approved by the Fund's Board. The Fund employs The Dreyfus Corporation (the "Adviser") as its investment adviser pursuant to a written agreement (the "Advisory Agreement"), a copy of which has been furnished to you. The Adviser desires to employ you to act as sub-investment adviser to each Series named on Schedule 1.

          In connection with your serving as sub-investment adviser to the Series, it is understood that from time to time you will employ or associate with yourself such person or persons as you may believe to be particularly fitted to assist you in the performance of this Agreement. Such person or persons may be officers or employees who are employed by both you and the Fund. The compensation of such person or persons shall be paid by you and no obligation may be incurred on the Fund's behalf in any such respect.

          Subject to the supervision and approval of the Adviser and the Fund's Board, you will provide investment management of the Series' portfolio in accordance with the Series' investment objective(s), policies and limitations, as stated in the Series' Prospectus and Statement of Additional Information and the Fund's charter documents as from time to time in effect. In connection therewith, you will supervise the Series' investments and conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Series' assets. You agree that, in placing any orders with selected brokers and dealers, you will attempt to obtain the best net result in terms of price and execution. Consistent with this obligation and in accordance with applicable securities law, you, in your discretion, may purchase and sell portfolio securities from and to brokers and dealers who sell shares of the Series or provide the Fund, the Adviser's other clients, or your other clients with research, analysis, advice and similar services. You may pay to brokers and dealers, in return for such research and analysis, a higher commission or spread than may be charged by other brokers and dealers, subject to your good faith determination that such commission or spread is reasonable in terms either of the particular transaction or of your overall responsibility to the Series, the Fund and your other clients and that the total commissions or spreads paid by the Series will be reasonable in relation to the benefits to the Series over the long term. In no instance will portfolio securities be purchased from or sold to you, or any person affiliated with you, except in accordance with the applicable securities laws and the rules and regulations thereunder and any exemptive order then currently in effect. Proxies of companies held in the Series' portfolio shall be voted as described in the Series' Prospectus and Statement of Additional Information, and you shall not be required to assume any responsibility for the voting of such proxies without your prior consent.

          You will furnish to the Adviser or the Fund such statistical information, with respect to the investments which the Series may hold or contemplate purchasing, as the Adviser or the Fund may reasonably request. The Fund and the Adviser wish to be informed of important developments materially affecting the Series' portfolio and shall expect you, on your own initiative, to furnish to the Fund or the Adviser from time to time such information as you may believe appropriate for this purpose.

          You will maintain all required books and records with respect to the securities transactions of the Series, and will furnish the Board and Adviser with such periodic and special reports as the Board or Adviser reasonably may request. You hereby agree that all records which you maintain for the Adviser are the property of the Adviser or Fund, and agree to preserve for the periods prescribed by applicable law any records which you maintain for the Adviser and which are required to be maintained, and further agree to surrender promptly to the Adviser any records which you maintain for the Adviser upon request by the Adviser, provided that you will be provided reasonable opportunity to create and maintain copies of applicable records.

          You shall exercise your best judgment in rendering the services to be provided hereunder, and the Adviser agrees as an inducement to your undertaking the same that you shall not be liable hereunder for any error of judgment or mistake of law or for any loss suffered by one or more Series or the Adviser, provided that nothing herein shall be deemed to protect or purport to protect you against any liability to the Adviser, the Fund or a Series' security holders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder. The Fund is expressly made a third party beneficiary of this Agreement with rights as respect to the Series to the same extent as if it had been a party hereto.

          You shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Series or the Adviser in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence on your part in the performance of your duties or from reckless disregard by you of your obligations and duties under this Agreement.

          In consideration of services rendered pursuant to this Agreement, the Adviser will pay you, on the fifteenth business day of each month, out of the investment advisory fee it receives and only to the extent thereof, a fee at the rate set forth opposite each Series' name on Schedule 1 hereto. Net asset value shall be computed on such days and at such time or times as described in the Fund's then-current Prospectus and Statement of Additional Information. The fee for the period from the date following the commencement of sales of a Series' shares (after any sales are made to the Fund's sponsor) to the end of the month during which such sales shall have been commenced or, if a Series is added to this Agreement subsequent to the commencement of sales of such Series shares, for the period from the effective date of this Agreement with respect to such Series to the end of the month in which this Agreement became effective with respect to such Series, shall be pro-rated according to the proportion which such period bears to the full monthly period, and upon any termination of this Agreement before the end of any month, the fee for such part of a month shall be pro-rated according to the proportion which such period bears to the full monthly period and shall be payable within ten business days of date of termination of this Agreement.

          For the purpose of determining fees payable to you, the value of each Series' net assets shall be computed in the manner specified in the Fund's charter documents for the computation of the value of the Series' net assets.

          You will bear all expenses in connection with the performance of your services under this Agreement. All other expenses to be incurred in the operation of the Series (other than those borne by the Adviser) will be borne by the Fund, except to the extent specifically assumed by you. The expenses to be borne by the Fund include, without limitation, the following: taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of you or the Adviser or any affiliate of you or the Adviser, Securities and Exchange Commission fees and state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining the Fund's existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and meetings, and any extraordinary expenses.

          The Adviser understands that you now act, and that from time to time hereafter you may act, as investment adviser or sub-investment adviser to one or more investment companies and fiduciary or other managed accounts, and the Adviser has no objection to your so acting, provided that when purchase or sale of securities of the same issuer is suitable for the investment objectives of two or more companies or accounts managed by you which have available funds for investment, the available securities will be allocated, to the extent applicable, in a manner believed by you to be equitable to each company or account. It is recognized that in some cases this procedure may adversely affect the price paid or received by one or more Series or the size of the position obtainable for or disposed of by one or more Series. It is also understood that you and the Adviser shall be prohibited from consulting with each other concerning transactions described in Rule 12d3-1(c) under the Investment Company Act of 1940, as amended, and that your responsibility regarding investment advice hereunder is limited to the Series.

          In addition, it is understood that the persons employed by you to assist in the performance of your duties hereunder will not devote their full time to such services and nothing contained herein shall be deemed to limit or restrict your right or the right of any of your affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

          As to each Series, this Agreement shall continue until the date set forth opposite such Series' name on Schedule 1 hereto (the "Reapproval Date"), and thereafter shall continue automatically for successive annual periods ending on the day of each year set forth opposite the Series' name on Schedule 1 hereto (the "Reapproval Day"), provided such continuance is specifically approved at least annually by (i) the Fund's Board or (ii) vote of a majority (as defined in the Investment Company Act of 1940, as amended) of such Series' outstanding voting securities, provided that in either event its continuance also is approved by a majority of the Fund's Board members who are not "interested persons" (as defined in said Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Series, this Agreement is terminable without penalty (i) by the Adviser upon 60 days' notice to you, (ii) by the Fund's Board or by vote of the holders of a majority of such Series' shares upon 60 days' notice to you, or (iii) by you upon not less than 90 days' notice to the Fund and the Adviser. This Agreement also will terminate automatically, as to the relevant Series, in the event of its assignment (as defined in said Act). In addition, notwithstanding anything herein to the contrary, if the Advisory Agreement terminates for any reason, this Agreement shall terminate effective upon the date the Advisory Agreement terminates.

          No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

          This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to contracts entered into and to be performed solely in the State of New York, without regard to the principles of conflict of laws, provided that nothing herein shall be construed in a manner inconsistent with the Investment Company Act of 1940, as amended, or the Investment Advisers Act of 1940, as amended.

          In the event that any one or more of the provisions contained in this Agreement is held invalid, illegal, or unenforceable in any respect for any reason, the validity, legality, and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby.

          If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.

Very truly yours, THE DREYFUS CORPORATION By: ___________________________ Title: ________________________

Accepted:

WISCONSIN CAPITAL MANAGEMENT, INC.

By: __________________________

Title: _______________________

SCHEDULE 1

                              ANNUAL FEE AS
                              A PERCENTAGE
                               OF AVERAGE
NAME OF SERIES               DAILY NET ASSETS        REAPPROVAL DATE               REAPPROVAL DAY
--------------               ----------------        ---------------               --------------
Balanced Portfolio               *                   July 31, 2006                 July 31

__________

*	A fee calculated daily and paid monthly based on the Series' average daily net assets, for the preceding month as follows:

                                             ANNUAL FEE AS A PERCENTAGE
     AVERAGE DAILY NET ASSETS                OF AVERAGE DAILY NET ASSETS
     ------------------------                ---------------------------
     0 to $300 million                       .25%
     $300 million or more                    .20%

DREYFUS VARIABLE INVESTMENT FUND
BALANCED PORTFOLIO

PARTICIPATING INSURANCE COMPANY

          The undersigned owner of one or more variable annuity contracts or variable life insurance policies (collectively, the "Policies") offered by the indicated insurance company (the "Participating Insurance Company"), hereby instructs the Participating Insurance Company to vote as indicated herein, all of the shares of beneficial interest of the Balanced Portfolio (the "Portfolio"), a series of Dreyfus Variable Investment Fund (the "Fund"), held in each separate account attributable to the Policies at the close of business on September 22, 2004, at a Special Meeting of Shareholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New York, New York, at 3:30 p.m. on Thursday, November 18, 2004, and at any and all adjournments thereof, with all of the powers the undersigned possesses and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting.

IF THIS VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSALS. If you fail to return this Voting Instruction Card, the Participating Insurance Company will vote all shares attributable to your account value in proportion to all voting instructions for the Fund actually received from contract owners in the Separate Account.

By signing below, receipt of the accompanying Notice of Special Meeting of Shareholders is hereby acknowledged.

Signature(s) should be exactly as name or names appearing on this form. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Dated:_______________________, 2004 __________________________ Signature(s) __________________________ Signature(s)

Sign, Date and Return this Form
Promptly Using the
Enclosed Envelope

FOLD AND DETACH HERE

Please fill in box(es) as shown using black or blue ink or number 2 pencil.
PLEASE DO NOT USE FINE POINT PENS.

VOTING INSTRUCTIONS ARE BEING SOLICITED BY THE FUND'S BOARD AND
WILL BE VOTED FOR THE ABOVE PROPOSALS UNLESS OTHERWISE INDICATED.

1.	To approve a new Sub-Investment Advisory Agreement between The Dreyfus Corporation and Wisconsin Capital Management, Inc.

|_| FOR	|_| AGAINST	|_| ABSTAIN

2.	To change the Portfolio's investment objective.

|_| FOR	|_| AGAINST	|_| ABSTAIN

3.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournments thereof.

DREYFUS VARIABLE INVESTMENT FUND
BALANCED PORTFOLIO

          The undersigned hereby appoints Robert R. Mullery and Kathleen DeNicholas, and each of them, the attorneys and proxies of the Participating Insurance Company, with full power of substitution, to vote as indicated herein, all of the shares of beneficial interest of the Balanced Portfolio (the "Portfolio"), a series of Dreyfus Variable Investment Fund (the "Fund"), held at the close of business on September 22, 2004, at a Special Meeting of Shareholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor West, New York, New York, at 3:30 p.m. on Thursday, November 18, 2004, and at any and all adjournments thereof, with all of the powers the undersigned possesses and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

By signing below, receipt of the accompanying Notice of Special Meeting of Shareholders is hereby acknowledged.

Signature(s) should be exactly as name or names appearing on this form. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Dated:_______________________, 2004 __________________________ Signature(s) __________________________ Signature(s)

Sign, Date and Return this Form
Promptly Using the
Enclosed Envelope

FOLD AND DETACH HERE

Please fill in box(es) as shown using black or blue ink or number 2 pencil.
PLEASE DO NOT USE FINE POINT PENS.

VOTING INSTRUCTIONS ARE BEING SOLICITED BY THE FUND'S BOARD AND
WILL BE VOTED FOR THE ABOVE PROPOSALS UNLESS OTHERWISE
INDICATED.

1.	To approve a new Sub-Investment Advisory Agreement between The Dreyfus Corporation and Wisconsin Capital Management, Inc.

|_| FOR	|_| AGAINST	|_| ABSTAIN

2.	To change the Portfolio's investment objective.

|_| FOR	|_| AGAINST	|_| ABSTAIN

3.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournments thereof.